ENDEAVOR SERIES TRUST (the "TRUST")
Supplement dated July 23, 1999 to
Statement of Additional Information dated May 1, 1999

	Under the Section entitled "INVESTMENT RESTRICTIONS", the following information replaces Paragraph 1 on page 35:

1. Borrow money, except to the extent permitted by applicable law.


Under the Section entitled "INVESTMENT RESTRICTIONS", the following information replaces Paragraph 11 on page 37:

11. Invest more than 15% (10% with respect to the Endeavor
Money Market Portfolio) of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


Under the Section entitled "INVESTMENT ADVISORY AND OTHER
SERVICES- THE MANAGER", the following information replaces the second paragraph on page 55:

On July 23, 1999 AUSA Holding Company acquired 100% of the outstanding common shares of Endeavor Management Co. and Endeavor
Group. AUSA Holding Company is an affiliate of PFL Life Insurance Company, Peoples Benefit Life Insurance Company and AUSA Life
Insurance Company, Inc.


Under the Section entitled "INVESTMENT ADVISORY AND OTHER SERVICES THE MANAGER", the following information replaces Paragraph 2 on
- page 56:

	For Portfolios other than the Endeavor Select 50, Endeavor High Yield and Endeavor Janus Growth Portfolios, the Manager pays
Investor Services Group an annual fee equal to $650,000 plus 0.01% of the Fund's average daily net assets in excess of $1 billion. For the Endeavor Select 50, Endeavor High Yield and Endeavor Janus Growth Portfolios, the Manager pays Investor Services Group $40,000 ($30,000 in the case of Endeavor Select 50 Portfolio)per year plus 0.01% of the Portfolio's average daily net assets. Each Portfolio reimburses the Manger for its proportionate share of the administrative fees and expenses paid by the Manager to Investor Services Group. These fees are accrued daily and paid monthly.